                                   Exhibit A
                                   ---------

     Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Cardiac Pathways Corporation has been filed on behalf of the undersigned.

Signature:
----------


     Dated February 13, 1997


                              Oak Investment Partners IV
                              Limited Partnership

                              By:   Oak Associates IV,
                                    Limited Partnership,
                                    As General Partner


                              By:   /s/ Edward F. Glassmeyer
                                    -----------------------------
                                    General Partner

                              Oak Associates IV, Limited Partnership


                              By:   /s/ Edward F. Glassmeyer
                                    ------------------------------
                                    General Partner


                              Oak IV Affiliates Fund, Limited
                              Partnership

                              By:   Oak IV Affiliates, As General Partner


                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    General Partner


                              Oak IV Affiliates


                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    General Partner

                              OAK MANAGEMENT CORPORATION


                         By:  /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Name:      Edward F. Glassmeyer
                              Title:     President


                              /s/ Bandel L. Carano
                              ------------------------------------
                              Bandel L. Carano



                              /s/ Fredric W. Harman
                              ------------------------------------
                              Fredric W. Harman



                              /s/ Gerald R. Gallagher
                              ------------------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                              ------------------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                              ------------------------------------
                              Eileen M. More